SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No. )

                            Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             LARGO VISTA GROUP, LTD.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed: Notes:

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held October 18, 2002

To Our Shareholders:

The Annual Meeting of Shareholders of Largo Vista Group, Ltd. (the "Company") will be held at the Sutton Place Hotel, 4500 MacArthur
Blvd., Newport Beach, California, 92660, on Friday, October 18, 2002 at 10:30 a.m., local time, for the following purposes:

1. To elect four directors to hold office until the next Annual
Meeting of Shareholders or until their successors are duly elected and qualified;

2. To ratify the adoption of the 2002 Stock Option Plan which authorizes the issuance of non-qualified stock options to purchase up to 25,000,000 shares of Common Stock;

3. To approve an amendment to the Articles of Incorporation thereby creating 25,000,000 shares of Preferred Series A Stock of the Company;

4. To ratify the appointment of Stefanou & Company LLP as independent auditors for fiscal year 2002; and

5. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 18, 2002, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of the Record Date will be available during normal business hours for examination by any shareholder for any purpose germane to the Annual Meeting for a period of ten days prior to October 18, 2002, at the principal executive offices of the Company, 4570 Campus Drive, Newport Beach, CA 92660.

All shareholders are urged to attend the meeting in person or by proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting. You may revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each proxy card so all your shares will be represented at the Annual Meeting. In addition, if you plan to attend the Annual Meeting in person, please check the appropriate box so that we can ensure we have proper accommodations.

                     By the Order of the Board of Directors
                               September 24, 2002
              /s/Albert Figueroa, Director and Corporate Secretary

                            LARGO VISTA GROUP, LTD.
                               4570 Campus Drive
                         Newport Beach, California 92660

                                 PROXY STATEMENT

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of Largo Vista Group, Ltd. ("Largo" or the "Company") for use in connection with the Annual Meeting of Shareholders to be held on Friday, October 18, 2002, beginning at 10:30 a.m., local time, at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, 92660, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about October 7, 2002.

                               ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of directors, ratification of the Company's 2002 Stock Option Plan, approval of the creation of 25,000,000 shares of Preferred Series A Stock of the Company and ratification of the Company's independent auditors. In addition, management will report on the performance of the Company during fiscal 2001 and respond to questions from shareholders.

Why am I receiving these materials?

Largo's Board of Directors is providing these proxy materials for you in connection with our Annual Meeting of Shareholders, which will take place on October 18, 2002. Shareholders are invited to attend the annual meeting and are requested to vote on the proposals described in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Largo's 2001 Annual Report and audited consolidated financial statements, proxy card and return envelope are also enclosed.

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

     - the election of four directors until the next Annual Meeting of Shareholders;

     - approval of the creation of 25,000,000 shares of Preferred Series A Stock of the Company;

     - ratification of the adoption of the 2002 Stock Option Plan; and

     - the ratification of the appointment of Stefanou & Company, LLP as Largo's independent auditors for fiscal year 2002.

Who is entitled to vote at the meeting?

The shares of Common Stock of Largo constitutes the only class of securities entitled to notice of, to attend and to vote at the Annual Meeting of Shareholders. Only shareholders of record at the close of business on September 18, 2002, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of September 18, 2002 there were 245,836,992 shares of Common Stock issued and outstanding. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Largo common stock will be entitled to one vote on each matter.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders of Largo hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Largo's transfer agent, OTR Transfer Agent and Registrar, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Largo. As the shareholder of record, you have the right to grant your voting proxy directly to Largo or to vote in person at the Annual Meeting. Largo has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. Brokers, dealers, banks, voting trusts and/or their nominees are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, Largo recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares in person.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote your directly held shares by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.

Can I change my vote?

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request to do so. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. All shareholders are urged to attend the meeting in person or by proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. For specific instructions on voting, please refer to the instructions on your proxy card or the voting instruction card.

What are the Board's voting recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     - FOR election of the nominated slate of directors (see Proposal 1);

     - FOR ratification of the 2002 Stock Option Plan (see Proposal 2);

     - FOR approval of the creation of 25,000,000 shares of Preferred Series A stock of the Company through the amendment of the Articles of Incorporation (see Proposal 3); and

     - FOR ratification of the appointment of Stefanou & Company, LLP as the Company's independent auditors for fiscal 2002 (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are votes counted?

In the election of directors, you may vote "FOR" all of the nominees or you may vote "WITHHOLD AUTHORITY" with respect to one or more of the nominees. For the ratification of the 2002 Stock Option Plan, the approval of the creation of 25,000,000 shares of Preferred Series A Stock of the Company through the amendment of the Articles of Incorporation and the ratification of the appointment of Stefanou & Company, LLP, you may vote "FOR", "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board described above.

What vote is required to approve each item?

Election of Directors - The affirmative vote of a majority of the voting power present at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a withheld vote will essentially have the effect of a negative vote.

Other Items - For the ratification of the 2002 Stock Option Plan, the approval of the creation of 25,000,000 shares of Preferred Series A Stock of the Company through the amendment of the Articles of Incorporation and the ratification of the appointment of Stefanou & Company, LLP, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the Annual Meeting?

Largo will publish the final results in Largo's quarterly report on Form 10-Q for the third quarter of fiscal 2002.

                               STOCK OWNERSHIP

Who are the largest owners of Largo's stock?

The following table sets forth information regarding beneficial ownership as of September 24, 2002, of the Company's common stock, by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities and by each director and by officers and directors of the Company as a group.

                                              Beneficial     Percentage
Name and Address (1)                          Ownership      of Class

Daniel Mendez(3)                              17,702,390          7.20%

Albert Figueroa                                5,564,620          2.26%

Deng Shan (2)                                 86,874,065         35.34%

James DeOlden                                          0          0.00%

Edward H. Deese                                        0          0.00%

All directors/officers as a group
(4 persons)                                  110,141,075         44.80%

(1) The address for all persons listed is 4570 Campus Drive, Newport Beach, CA 92660

(2)  Mr. Deng Shan owns 3,569,245 (1.45%) shares personally, and
83,304,820 (33.89%) shares through his majority owned corporation, Proton Technology Corporation Limited.

(3) Mr. Mendez is a beneficial owner of more than five percent, but is not an officer or a director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission ("SEC") and Nasdaq. Directors, executive officers and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of filings with the Securities and Exchange
Commission, we believe that all of our directors and executive officers are in compliance with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 since the Companies most recent 10KSB.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The current term of office of all of the Company's directors expires at the 2002 Annual Meeting of Shareholders. The Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The bylaws of the Company allow between three and twenty-five Directors, however, the Company has identified, and is only nominating four directors. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The directors standing for election are:

Albert N. Figueroa, 36, Director, Secretary and Treasurer, is in charge of day-to- day business operations of Largo Vista in the United States, as well as being a liaison with all outside service providers, and generally maintains the consistency of information within the Company. Mr. Figueroa joined the Company in July 1991.

Deng Shan, 50, Chairman of the Board of Directors, Interim Chief Executive Officer, is well versed in the business practices of China. Mr. Deng has the experience as a locomotive driver and a college/university teacher for many years before he was recruited by Chinese district government in 1989. He served as the director of Science and Technology Commission and at the same time was entitled as Chairman of the Board of 4 state-owned companies until 1994 when he was appointed as the Director of the Representative Office (of the Government) in European Countries. Mr. Deng joined the Company in December 1996.

James DeOlden, Esq., 33, Director, has a B.A. in History from Virginia Commonwealth University, a J.D. from Whittier Law School and
is an attorney admitted to the California Bar.   Mr. DeOlden
practices transactional and securities law in Irvine, California. Mr. DeOlden currently represents a number of both public and private companies, with an emphasis on emerging growth companies in various stages of corporate growth and development. Mr. DeOlden joined the Board of Directors in September 2002.

Edward H. Deese, 39, Interim Chief Operating Officer and Director, with a BS in Economics from University of California, Irvine, has been involved in the public arena for over fifteen years and was an Officer and general manager of two companies that went public through IPO. Recently, Mr. Deese was a founder of a private bio-technology company with a private market capitalization exceeding $100 million. Mr. Deese was responsible for establishing the administrative team of the company and managing the day-to-day operations, from start-up through 65 employees. Mr. Deese joined the Board of Directors in September 2002.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

How are director's compensated?

Base Compensation. Members of the Board of Directors of the Company receive no additional compensation for their services as a director.

Options. The 2002 Stock Option Plan will provide for issuances of Options to Directors at the discretion of the Board of Directors or through a committee approved by the Board of Directors. There are not currently any agreements to issue options to members of the Board of Directors that have been approved either by the Board of Directors or a committee approved by the Board of Directors.

Meetings of the Board of Directors

During the fiscal year ended December 30, 2001, the Board of Directors of the Company held twelve meetings. Each director attended at least 75% of all meetings of the Board of Directors.

What committees has the Board established?

The Board of Directors has not established an Audit, Compensation or Corporate Governance Committee.

Certain Relationships and Transactions with Management and Others

A company officer has advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist. The net amount of advances due the officer at December 31, 2001 was $3,144.

A consultant to the Company has advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist. The net amount of advances due the consultant at December 31, 2001 was $28,065.

Audit and Non Audit Fees

For providing audit services to the Company in relation to the preparation of the Company's fiscal year ended audit for December 31, 2001, Stefanou & Company, LLP billed the Company $85, 125.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued by the Company during the last three years to the executive officers of the Company during the same period.




                                          Summary Compensation Table
                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                 Other           Restricted   Securities
principal                                annual             stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)

Daniel Mendez  2001     110,000    0         0               0             0             0         0
President      2000     120,000    0         0               0             0             0         0
               1999     150,000  661,618     0               0             0             0         0

Albert         2001      55,000     0        0               0             0             0         0
Figueroa       2000      60,000     0        0               0             0             0         0
Secretary      1999     100,000  275,034     0               0             0             0         0

Deng Shan      2001     100,000     0        0               0             0             0         0
Chairman       2000     100,000     0        0               0             0             0         0
               1999     100,000  261,827     0               0             0             0         0


Notes:

(1) The officers listed above were paid any salary and/or bonuses in a combination of registered stock options, unregistered stock and/or cash. Any issuance of unregistered common stock was valued at market, generally determined by the low bid quotation.

(2) Daniel J. Mendez, former President, served under an annual employment contract that was not renewed by the Board of Directors and is therefore no longer under an employment contract.

(3) Albert N. Figueroa, Secretary/Treasurer, serves under an annual employment contract renewed effective January 1, 2001 at annual compensation of $60,000 that may be terminated upon 30 days written notice of either party.

(4) Deng Shan, Consultant, serves under an annual Agreement for Services renewed effective January 1, 2001 at annual compensation of $100,000, that may be terminated upon 30 days written notice of either party.

            PROPOSAL 2 - RATIFICATION OF 2002 STOCK OPTION PLAN

      RATIFICATION OF THE ADOPTION OF THE 2002 STOCK OPTION PLAN AND THE
                                   AUTHORIZATION
       OF THE ISSUANCE OF 25,000,000 SHARES OF COMMON STOCK THEREUNDER

General

The Company's shareholders are being asked to ratify the 2002 Stock Option Plan (the "2002 Plan"). The 2002 Plan authorizes the issuance of up to 25,000,000 shares of the Company's Common with the Board of Directors or a committee appointed by the Board of Directors having the discretion to issue options thereunder. The purposes of the 2002 Plan are to attract and retain personnel for positions of substantial responsibility with the Company and to provide participants with additional incentives in the form of options to purchase the Company's Common Stock which will encourage them to acquire a proprietary interest in, and to align their financial interests with those of the Company and its shareholders.

The 2002 Plan was adopted by the Board of Directors on September 23, 2002. As of September 24, 2002, no options have been granted under the 2002 Plan. The Board has agreed that the exercise price of the options will be either the price on the date of issuance of the options, or the price on the date that the individual to whom the options are issued was employed or appointed by the Company, whichever is lower.

Eligibility, participation, administration, amendment, termination and other incidentals to the administration of the 2002 Plan will be at the discretion of the Board of Directors or a committee appointed by the Board of Directors.

If the shareholders do not ratify the 2002 Plan, the Board will reconsider its adoption thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2002 STOCK OPTION PLAN AND AUTHORIZATION OF THE ISSUANCE OF 25,000,000 SHARES OF COMMON STOCK THEREUNDER.

    PROPOSAL 3 - APPROVAL OF THE CREATION OF 25,000,000 SHARES OF SERIES
        A PREFERRED STOCK OF THE COMPANY THROUGH THE AMENDMENT OF THE
                            ARTICLES OF INCORPORATION

The Board of Directors has approved, and is seeking the approval of the shareholders to amend the Articles of Incorporation to create, 25,000,000 shares of Series A Preferred Stock of the Company.

The Board of Directors has determined that the Company should aggressively seek to acquire companies that 1) are profitable, 2) are revenue producing and/or 3) have assets that might prove beneficial to the Company. It is the intent of the Board of Directors to use the newly created Series A Preferred Stock to purchase those companies and thereby seek to build the Company through acquisition without immediately diluting the shareholders of common stock of the Company. The Board of Directors believes that its current common share price is undervalued, and at the current undervalued price, any acquisition would cost the Company more than an acquisition would if the Company's share price was more appropriately valued. By being able to set the rights and preferences of the Series A Preferred Stock, the Board of Directors intends to be able to make acquisitions in the present by using a potential future stock price through the use of the newly created Series A Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE CREATION OF 25,000,000 SHARES OF SERIES A PREFERRED STOCK OF THE COMPANY THROUGH THE AMENDMENT OF THE ARTICLES OF INCORPORATION

     PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the independent accounting firm of Stefanou and Company LLP, certified public accountants, to audit the accounts of the Company and its subsidiaries for the 2002 fiscal year. Stefanou & Company, LLP has audited the accounts and records of the Company and its subsidiaries since 2001. If the shareholders do not ratify the appointment of Stefanou & Company, LLP, the Board will reconsider the appointment of independent public auditors.

Representatives of Stefanou & Company, LLP are not expected to be present at the Annual Meeting and therefore will not have the opportunity to make a statement or be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF STEFANOU & COMPANY, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

             ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING

What happens if additional proposals are presented at the Annual Meeting?

Other than the four proposals described in this Proxy Statement, Largo does not expect any other matters to be presented for a vote at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. Based on the number of shares outstanding on the September 18, 2002 record date, 122, 918,496 shares will constitute a quorum for purposes of this Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares. Abstentions are treated as shares present and entitled to vote for purposes of any matter for which a majority of shares present are required for passage and, accordingly will not have the affect of votes against such matters.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Largo or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Largo's management.

Who will bear the cost of soliciting votes for the Annual Meeting?

Largo will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Largo's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, Largo will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

May I propose actions for consideration at next year's Annual Meeting of Shareholders or nominate individuals to serve as directors?

Any shareholders desiring to submit a proposal for action at the Company's Annual Meeting of Shareholders to be held in 2003 and for presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Secretary of the Company at its principal place of business no later than May 18, 2003 in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the SEC and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in September 2003.

Under Rule 14a-4 as promulgated under the Securities and Exchange Act of 1934, as amended the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the Proxy Statement, in two situations: (i) if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of the mailing of the prior year's Proxy Statement, or
(ii) if the date of the Company's annual meeting has changed by more than thirty (30) days from the prior year, if notice is not received a reasonable time before the Company mails the Proxy Statement for the current year.

                                ANNUAL REPORT

The Company's Annual Report, including Form 10-K (without exhibits), for the fiscal year ended December 31, 2001 is being forwarded to each shareholder with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Submitted by:

Albert Figueroa
Director and Secretary

Dated: September 24, 2002

                                 REVOCABLE PROXY
                            LARGO TECHNOLOGIES, INC.
               ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 18, 2002

The undersigned shareholder(s) of Largo Vista Group, Ltd., (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 24, 2002 and nominates, constitutes and appoints Shan Deng and Albert Figueroa, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, 92660 on Friday, October 18, 2002 at 10:30 a.m., and any and all adjournments thereof, as fully with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Election of Directors. Authority to elect the four (4) persons named in the Notice of Annual Meeting dated September 24, 2002, to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

[ ] FOR all Nominees listed below (except as indicated to the [ ] WITHHOLD AUTHORITY to vote for all Nominees listed below)

Shan Deng, Albert Figueroa, James DeOlden and Edward H. Deese

Instruction: To withhold authority to vote for any individual
Nominee, write that Nominee's name in the space provided below.

2. 2002 Stock Option Plan. To ratify the Company's 2002 Stock Option Plan which authorizes the issuance of non-qualified stock options to purchase up to 25,000,000 shares of Common Stock.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3. Series A Preferred Shares. To approve the creation of 25,000,000 shares of Preferred Series A stock of the Company through the amendment of the Articles of Incorporation.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

4. Ratification of Appointment of Independent Auditors. To ratify the appointment of Stefanou & Company, LLP as independent auditors.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE SIGN AND DATE BELOW, AND RETURN THIS CARD IN THE ENVELOPE
PROVIDED.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, 3 AND 4. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3 AND 4 UNLESS OTHERWISE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.


                             (Number of Shares)


                                    Dated


                              (Please Print Name)


                           (Signature of Shareholder)


         (Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc.
                         should give their full titles.
                          All joint owners should sign.)

I/We do [ ] do not [ ] expect to attend the Annual Meeting.  Number of Persons

                                       Exhibit A

                      U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 10-KSB

(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ended December 31, 2001

                                           OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          For the transition period from to

                           Commission file number 000-30426

                               LARGO VISTA GROUP, LTD.
                 (Name of Small Business Issuer in its charter)

         Nevada                                               76-0434540
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                         Identification No.)

    4570 Campus Drive, Newport Beach, California                 92660
      (Address of principal executive offices)                  (Zip Code)

                     Issuer's telephone number (949) 252-2180

           Securities registered under Section 12(b) of the Act: None

      Securities registered under Section 12(g) of the Act: Common Stock

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange
Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No.

Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-K contained in this form, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

The revenues for the year ended December 31, 2001 were $1,946,041.

The market value of the voting and non-voting common stock held by non-affiliates of the registrant as of March 28, 2002 was approximately $23,750,595.

The number of shares of Common Stock outstanding as of March 28, 2002 was 238,338,115.

                                    PART I

Item 1. DESCRIPTION OF BUSINESS

Business Development

Largo Vista Group, Ltd., a Nevada corporation ("Company"), was formed under the laws of the State of Nevada on January 16, 1987.

Unless the context otherwise requires, all references to the Company include its wholly-owned subsidiaries, Largo Vista, Inc., an inactive California corporation, Largo Vista Construction, Inc., an inactive Nevada corporation and Largo Vista International, Corp., an inactive Panama corporation (LVI).

Business of the Issuer

Largo Vista Group, Ltd, a Nevada corporation ("Largo Vista"), has operations through a contract agreement with Shilin Xinmao Petrochemical Industry Co., Ltd (registered under the Chinese laws in the Peoples Republic of China, Yunan Province). Though this agreement, Largo Vista is engaged in the business of purchasing and reselling liquid petroleum gas ("LPG") in the retail and wholesale markets to both residential and commercial consumers in the Guizhou Province of China. Largo Vista operates a storage depot and has an office headquarters in the City of Zunyi.

Largo Vista, through its subsidiary Largo Vista International Corp. has and continues to engage in the petroleum supply business in Far East countries, more specifically Vietnam.

On June 29, 2001, Largo Vista sold, under a stock purchase agreement, its 100 percent interest in Everlasting International Ltd., a Nevada corporation, which owned a 66.67 percent ownership interest in Kunming Xinmao Petrochemical Industry Co., Ltd. Largo Vista elected to withdraw from the Kunming market due to competitive pressures from non-profit oriented government owned suppliers.

In addition, Largo Vista has two representative offices in the Far East area, one in Wuhan, China and another in Ho Chi Minh City, Vietnam, to supervise LPG and gas oil trading operations in China and Vietnam, respectively, in addition to potentially acquiring other possible business opportunities in the Far East.

Largo Vista was originally incorporated on January 16,1987 in Nevada under the name, "The George Group". On January 9, 1989, The George Group acquired Waste Service Technologies, Inc. ("WST"), an Oregon corporation, and filed a name change in Nevada and changed its name to WST, listed its stock, and began trading on OTC bulletin Board.

On April 15, 1994, WST acquired Largo Vista, Inc., a California corporation, and filed a name change in Nevada to change WST's name to Largo Vista Group, Ltd., OTC bulletin Board symbol "LGOV". Largo Vista originally planned to develop housing in China, but after shipping two factory built homes to China, never fully implemented plans due to unanticipated financing, environmental and regulatory complications.

Organizational Chart

LVG
Largo Vista Group, Ltd.

Owns 100% of Largo Vista Inc.
No current operations

Owns 100% of Largo Vista International Corp.
No current operations

Owns 100% of Largo Vista Construction, Inc.
No current operations

BUSINESS

Terms of the Shilin Xinmao Petrochemical Industry Co., Ltd Agreement.

The agreement between Largo Vista and Shilin Xinmao Petrochemical
Industry Co. Ltd ("Shilin Xinmao") is a DBA (Doing business as) agreement formed under the laws of the People's Republic of China.

Term: Five years, commencing on November 20, 2000

General Provisions: Agreement allows Largo Vista to do LPG business by using the name of Shilin Xinmao, including using agents to run the day-to-day business operations for Largo Vista, although all management control is under Largo Vista or its appointed agent, in the City of Zunyi, Province of Guizhou, People's Republic of China. Pursuant to agreement post execution of the contract, Largo Vista enjoys profits and bears losses exclusively.

Principal Products and Their Markets

The Product

LPG is used by about 500 million people worldwide. As a form of energy, it is considered a very efficient fuel. Its liquid state provides a significant supply of energy in a comparatively small volume. LPG is recognized for its transportability and ease-of-use. It is a clean and environmentally friendly source of energy that has a variety of residential, commercial, industrial and transportation uses. It can be used at home for cooking and heating and can therefore replace wood, kerosene, coal and other environmentally unfriendly sources of energy. In fact, environmental concerns have caused the outlaw of the use of coal in most larger cities in China. Since LPG is one of the only viable sources of energy for cooking and heating in Southern China, management believes the China LPG market is ripe for growth and expansion.

Most Chinese consumers have used wood and coal all their life primarily for cooking. They are, however, beginning to realize the ease and convenience of using LPG for cooking and heating water. Most consumers obtain LPG in 15kg. cylinders, very similar to those used for gas barbecues in the U.S. As LPG delivery systems, such as pipelines, make use more convenient and simple, LPG consumption per capita should increase significantly. In addition, management believes there will be future opportunities for increased LPG use in the tobacco business, operating factory machinery and vehicles.

Markets: The China market is broken down into three segments for purposes of analysis:

1. Distribution
2. Method of delivery to the consumer, and
3. Black Market dealers

The primary market segment is through the distribution method, that is, either retail-direct or wholesale-indirect. Retail distribution is accomplished by the three major LPG companies that deal directly with the end user. Zunyi distributes to both retail and wholesale customers, and to both residential and commercial users. Retail customers, however, are far more profitable for the Company than wholesale because sales prices are higher and there are no middleman costs. The Company is implementing strategies to develop and expand the retail customer base.

The second market segment is through vehicle delivery used by the user, such as bottle or cylinder, pipeline, or tank truck.

The bottle users may be either retail, purchasing directly from a major LPG company, or wholesale, purchasing indirectly from a distributor of a major LPG company. Bottle customers purchase LPG in 15 kg. cylinders or bottles that must, by law, be filled to a minimum of 13.5 kg, which is considered full. Bottle users include residential and commercial customers. Residential consumption is by far the largest, with commercial restaurants and caterers following second. There has been little industrial use of LPG to date.

Pipeline users are considered retail-direct users. LPG flows directly into household Svia pipes from a central storage tank that is replenished when necessary by a major LPG company. Pipeline users are billed according to usage based on a meter in their living unit. Management is pursuing a policy of expanding into this arena due to the fact that once the retail customer is captured via a pipeline connection, they will remain a profit center for the Company. Also, the usage of a pipeline customer is expected to be greater than a bottle retail customer because of the expanding uses of LPG, such as heating of the residence.

Tank truck or bulk sales are made to wholesale distributors who operate small bottle filling stations. These distributors represent lower profit margins, but sheer volume of distribution makes-up some of the difference. Bulk sales are encouraged to cultivate the small wholesale distributors because of the potential of acquiring their customer base in the future.

A third market segment, although temporary, must be considered because of the negative impact it has on the LPG market. This segment is comprised of the many small independent distributors and individuals who operate illegally in what is referred to as the "black market" - most operating without a license, violating safety laws, and unfairly profiting by "short filling" LPG bottles. These abusers create problems of unfair competition for the Company.

LPG consumption has been growing at a remarkable rate since the beginning of 1990's. In 1990, LPG consumption was slightly over 2 million tons, while in 1996, nearly 7.4 million tons. The average annual growth rate in this period was more than 20% and growth from 1994 to 1995 reached almost 33%. Even though LPG consumption has been developing very fast in the past decade, LPG consumption per capita is small in comparison to its Asian neighbors consumption, such as Japan and South Korea, for example. LPG development in China also shows geographical variance. South China has led the nation in terms of per capita consumption, at nearly 35kg. East China follows with a per capita consumption of about 10kg. North China is far less, only half of that in East China and still in many places inland, the LPG consumption per capita is negligible.

The majority of dollars invested in the China LPG market have been invested in large "mega" depots by the major oil companies. Little to no focus has been placed on the retail end-user market. Put simply, the LPG "storage" infrastructure is in place, but it is overbuilt because the retail market has not been cultivated at the same pace. Management's primary objective is the development of this retail consumer base.

From the mega-depots on the east and southeast coast of China, LPG is shipped to smaller inland storage depots via railroad tank car. LPG is then pumped into large storage tanks until it is distributed in bottles, pipelines or tank trucks to end users and distributors.

Inland infrastructure development has not kept pace with coastal development. Inland depot storage capacity must be expanded to serve the customers waiting for LPG service. More efficient distribution methods are also needed. The bottle exchange system is labor intensive, a factor that does not significantly affect overhead yet, but will have greater future impact as salaries increase.

Distribution of LPG via pipelines directly to end-users is very efficient, but one drawback is the cost to install pipeline service to each household, which is approximately $185.00 US per household. Some more affluent customers can afford to pay the installation fee up front, but most of these have already purchased pipeline service. Some new construction projects permit the cost of installation to be incorporated into the cost of the home. Most customers, however, cannot afford the up-front fee, but are willing and able to pay extra each month based on usage. Zunyi has a number of pipeline projects in various planning or construction phases and it is management's belief that this area is one of the most profitable in the long term.

Distribution of LPG

There are four basic levels of LPG distribution:

Major LPG Companies
Major LPG Distributors
Medium LPG Distributors
Small Independent LPG Distributors

The Major LPG companies are characterized by the following: they purchase LPG directly from refineries or major oil companies, they must be licensed, have railroad tank cars and storage depots, and typically serve over 10,000 retail customers. These companies depend on distribution networks to get LPG to the consumers.

Major distributors are licensed and generally serve more than 4,000 but less than 10,000 customers directly, but do not typically have any railroad tank cars, and have little or no storage capacity.

Medium distributors are licensed and generally serve more than 1,500 but less than 4,000 customers directly and do not have any storage capacity.

Small independent distributors are those who may or may not be licensed, do not have any relationship or loyalty to any major oil company or distributor and usually serve less than 1,500 customers.

Since all of these distributors serve a customer base, Zunyi is actively recruiting them on an ongoing basis.

The majority of Zunyi's customer base is serviced with the help of agents and entity users. Zunyi has a number of agents that are independent dealers who exclusively represent the Company in an outlying county area that is difficult for the Company to access on a regular basis. The consumers serviced by the agent pay retail prices. The Company pays the agent a fee for his services and the agent carries his own overhead expenses. As the LPG market was developing in the early 1990's, the Company was seeking to develop a customer base in the most efficient and effective manner possible, and, as a result, began to cultivate the "entity" user. Entity users were companies in other industries, already providing housing for their employees who also desired to provide a convenience to their workers by distributing LPG as an additional service. These entity users developed into distribution service to consumers who paid retail prices. As the market further developed, the entity user also began to be a distribution outlet to other consumers in the local area that were not affiliated with the entity company. Today, the Company is actively seeking to cultivate and develop additional entity users to expand the consumer base.

Raw Materials

The Chinese market is unique compared to other Asian countries. Japan and Korea seek security of supply through regular term contracts supported by long-term relationships, but in China, low price and bargaining is the driving force for LPG purchases.

When purchasing LPG, Zunyi must weigh various factors including quality of LPG, price, and transportation costs. It generally purchases from domestic sources inside China where prices are very low, but transportation costs are higher. On occasion, the Company also purchases LPG from foreign companies such as Mobil Oil Hong Kong and Caltex.

Cost of goods can fluctuate widely and rapidly and can cause cash flow problems. The Company is researching the feasibility of obtaining a much larger storage facility that would permit it to purchase large quantities of LPG when prices are favorable, and sell it when prices are higher.

Competition

The LPG industry in the city of Zunyi, Guizhou Province, consists of three major LPG companies with storage facilities and sells LPG in both the retail and wholesale markets. All three companies depend on a network of distributors to help reach and service the needs of their customers. Competition is based principally on price and service, with some based on relationship and reputation. All are privately owned and operated.

LPG retail market prices have been relatively unstable during the past three years, characterized by over supply and cutthroat competition.

Black Market. In the residential wholesale market, many independent "black market" dealers have been operating without a license, and have ignored safety regulations that require inspection and pressure testing of each bottle every five years. Another flagrant violation of consumer fairness is the practice of short-filling bottles. The "black market" dealer typically will fill a bottle with 10kg of LPG, and sell it representing it has 13.5kg of LPG. Short filling has permitted the Company's competition to charge lower prices and unfairly compete with Zunyi. This practice of cheating the consumer has been prevalent over the past several years. Zunyi challenges customers to be aware of what they are paying for by implementing of a "weight comparison program". The program permits the consumer to actually weigh the bottles to expose the "short-fill" problem.

Zunyi competes with others on both reputation and service. To differentiate itself from its competition, Zunyi stresses a long-term relationship both with the residential user and with the distributor to help them bring in and keep new customers. Its reputation is excellent and is backed up by a record of good service, with the understanding that Zunyi can be relied upon to deliver honest weights and measures.

Dependence on Key Customers

The Company is currently not dependent on any single customer for a significant portion of its annual sales. The Company believes its customers base will change on a continuous basis as new customers are added or old customers removed.

Major Suppliers

The Company is currently not dependent on any major suppliers.

Governmental Regulation

The LPG industry is regulated on a day-to-day basis by the Zunyi municipal government, which oversees all companies licensed to do business and enforces rules and regulations in the market place. The Company makes every effort to fully comply with all laws and regulations, however, the constraints of international restrictions could impact the success of the Company. The Zunyi government faces many problems in this rapidly emerging chaotic market including the existence of many unlicensed small distributors, violations of safety regulations and short filled bottles. Local government is working to correct some of these more flagrant violations.

Cost of Compliance with Environmental Regulations

The Company currently has no costs associated with compliance with local environmental regulations. However, there can be no assurances that the Peoples Republic of China develops environmental laws and regulations, that the Company will not incur such costs in the future.

Patents, Trademarks & Licenses

The Company does not currently own any patents or trademarks.

Employees

Largo Vista has three full-time employees in the United States and relies on outside consultants for legal, accounting and other services as needed. Operations in Zunyi, Wuhan and Ho Chi Minh City have a total of 35 employees, including management.

Item 2. DESCRIPTION OF PROPERTY

Largo Vista

Currently, Largo Vista has corporate offices in Newport Beach,
California. The Company believes that this is sufficient for its operations. The cost is approximately $2,500 per month.

Wuhan Representative Office

Largo Vista maintains a representative office in Wuhan, Hubei
Province, China, which includes three offices and access to common areas. The facilities are leased from Proton Enterprises. The terms of the Lease are for three years beginning January 2001, for approximately $480 per month.

Ho Chi Minh City Representative Office

Largo Vista maintains a representative office in Ho Chi Minh City, Vietnam, which includes an open office type environment. The terms of this Lease is for month to month at approximately $1,500 per month.

Zunyi

Largo Vista, through a contract agreement with Shilin Xinmao Petroleum Co., Ltd., operates its primary service from its depot located in the City of Zunyi, Guizhou Province. The depot includes 520 cubic meter storage facilities and has access to railroad tank cars. The facility is under lease for five years, beginning in December 2000, at approximately $6,800 per month payable semi-annually. The lease charges are fixed for the first three years and are subject to negotiations for the remaining two years.

Largo Vista, through a contract agreement with Shilin Xinmao Petroluem Co., Ltd., operates its service from its depot located in the City of Zunyi, Guizhou Province. The depot includes 400 cubic meter storage facilities. The facility is under lease on a yearly basis beginning in August 2001, at approximately $18,100 per year payable semi-annually.

The Company also leases offices in Zunyi City, Guizhou Province. The terms of the lease are for three years beginning July 2001, at approximately $1,200 per year.

Item 3. LEGAL PROCEEDINGS

On March 1, 2001, UPAC/UAS, a former joint venture partner with the Company, filed a complaint against the Company in Orange County Superior Court of the State of California. The complaint alleges a breach of contract. The Company filed a counter claim against the Plaintiff for damages and received a judgment in the Company's favor in February 2002 in the amount of $196,638.

The Company is subject to other legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have an adverse effect on its financial position, results of operations or liquidity.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

                                      PART II

Item 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock is quoted on the OTC Bulletin Board under the symbol LGOV.

The following table sets forth the range of high and low bid information for the Company's common stock for each quarterly period in 2001 and 2000. These quotations are believed to be representative inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

                                                        Bid
                                                  High         Low

4th Quarter 2001                                 $0.14        $0.06
3rd Quarter 2001                                 $0.23        $0.05
2nd Quarter 2001                                 $0.17        $0.08
1st Quarter 2001                                 $0.31        $0.13

4th Quarter 2000                                 $0.70        $0.14
3rd Quarter 2000                                 $1.10        $0.25
2nd Quarter 2000                                 $1.12        $0.09
1st Quarter 2000                                 $3.12        $0.01

As of March 28, 2002, the Company had approximately 632 shareholders of record.

The Company has never paid a cash dividend and does not anticipate doing so in the foreseeable future.

Recent sales of unregistered securities:

In fiscal year 2001, the Company issued 13,012,496 unregistered shares of its common stock as follows:

(a) In the second fiscal quarter the Company issued 2,796,658 shares of unregistered common stock of the Company for a combination of services and capital.

(b) In the third fiscal quarter the Company issued 2,897,936 shares of unregistered common stock of the Company for a combination of services and capital.

(c) In the fourth fiscal quarter the Company issued 7,317,902 shares of unregistered common stock of the Company for a combination of services and capital.

All stock issuances were conducted pursuant to section 4(2) under the 1933 Act without the involvement of underwriters. Stock issuances other than for cash were valued at market, generally determined by the low bid quotation.

Item 6. MANAGEMENT'S DISCUSSION AND ANALYSIS

Description of Company

The Company operates a liquefied petroleum gas (LPG) distribution business in South China and other Asian markets.

Cautionary Statement Regarding Forward-Looking Information:

This Form 10-KSB contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included herein that address activities, events or developments that the Corporation expects, believes, estimates, plans, intends, projects or anticipates will or may occur in the future, are forward-looking statements. Actual events may differ materially from those anticipated in the forward-looking statements. Important risks that may cause such a difference include: general domestic and international economic business conditions, increased competition in the Corporation's markets and products. Other factors may include, availability and terms of capital, and/or increases in operating and supply costs. Market acceptance of existing and new products, rapid technological changes, availability of qualified personnel also could be factors. Changes in the Corporation's business strategies and development plans and changes in government regulation could adversely affect the Company. Although the Corporation believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate. There can be no assurance that the forward-looking statements included in this filing will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Corporation that the objectives and expectations of the Corporation would be achieved

The following is a discussion of the financial condition and results of operations of the Company as of the date of this Annual Report.
This discussion and analysis should be read in conjunction with the accompanying audited Consolidated Financial Statements of the Company including the Notes thereto which are included elsewhere in this Form 10-KSB.

Results of Operations

The following selected financial information has been derived from the Company's consolidated financial statements. The information set forth below is not necessarily indicative of results of future operations and cash flows and should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this Form 10-KSB.

Discontinued Operations

In the year ended December 31, 2001, the Company discontinued the operations of its Kunming Xinmao business segment. Kunming Xinmao was engaged in the distribution of liquid petroleum gas in the retail and wholesale markets in the Province of Yunnan in the People's Republic of China.

The following table sets forth the results of operations and loss on disposal from this discontinued business segment for the years ended December 31, 2001 and 2000.

                                                 2001           2000

Revenues                                         $ 351,506     $ 3,431,525
Expenses                                          (634,721)     (3,818,143)
Net (loss)                                       $ (283,215)   $  (386,618)

Continuing Operations

Revenues

The Company's revenues from continuing operations are $1,946,041 during the year ended December 31, 2001 and are attributable to liquid petroleum gas sales at its Zunyi Shilin Xinmao Petrochemical facility located in South China. The Company initiated operations of this facility in 2001.

Costs of sales

The Company incurred costs of sales of $1,806,133 in connection with the LPG revenues from continuing operations during the year ended
December 31, 2001.

Selling and administrative expenses

Selling and administrative expenses decreased $232,649, or 14.2% to $1,410,200 during the year ended December 31, 2001 from $1,642,849 during the year ended December 31, 2000. The decrease was a result of the Company discontinuing operating the Kunming Xinmao business segment and the reduced need for related support functions and a general reduction in corporate overhead costs.

Interest expense

Interest expense increased $36,827, or 112 % to $69,467 during the year ended December 31, 2001 from $32,640 during the year ended December 31, 2000. The increase is a result of the additional interest bearing loans advanced to the Company by its Officers and principal shareholders to meet its working capital requirements.

Currency Consideration

The Company's LPG operations are conducted in the People's Republic of China whose currency, the Renminbi (RMB), is pegged to the US
Dollar. The exchange rate as of December 31, 2000 and the average rate during each of the periods presented in the accompanying consolidated financial statements was 8.28 RMBs to one US Dollar. No representation is made that any RMB amount could have been, or could be, converted into US dollars at these rates or any other rates of exchange.

Liquidity and Capital Resources

As of December 31, 2001, the Company had a working capital deficit of $501,039. As a result of its operating losses, the Company generated a cash flow deficit of $334,076 from operating activities during the year ended December 31, 2001. The Company met the cash requirements during this period through $408,081 advances from the Company's Chairman and principal shareholder.

The Company has experienced significant operating losses from inception and has financed its activities to date through cash advances from affiliates, loans from Chinese banks and sales of its common stock. Availability, source, amount and terms of any additional financing are uncertain at this time, and by no means assured.

The Company has relied heavily on the financial resources that its Chairman and largest shareholder has been able to make available. In particular, the first oil shipment could not have taken place without the Chairman's posting of a performance bond on behalf of the Company and facilitating the procurement of the required letters of credit. The cost of these credit facilities has been charged to the Company at the same amount incurred by the Chairman.

The Company believes it will require at least an additional $1,000,000 of new capital in order to fund its plan of operations over the next 12 months. Affiliates of the Company have advised the Company that they will not demand payment of the amounts owed them for at least 12 months. The Company expects to fund its working capital requirements over the next 12 months from additional advances from its affiliates and the sale of its common stock.

While the Company has raised the capital necessary to meet its working capital and financing needs in the past, additional financing is required in order to meet the Company's current and projected cash flow deficits from operations and development. The Company is seeking financing in the form of equity in order to provide the necessary working capital. The Company currently has no commitments for financing. There are no assurances the Company will be successful in raising the funds required.

The Company believes that its existing capital resources will be sufficient to fund its current level of operating activities, capital expenditures, debt and other obligations through the next 12 months. However, if during that period or thereafter, the Company is not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to the Company, this could have a material adverse effect on the Company's business, results of operations liquidity and financial condition.

The Company's independent certified public accountants have stated in their report included in the Company's December 31, 2001 Form 10-KSB, that the Company has incurred operating losses and that the Company is dependent upon management's ability to develop profitable operations. These factors among others may raise substantial doubt about the Company's ability to continue as a going concern.

Recent Accounting Pronouncements

In March 2000, the Financial Accounting Standards Board issued interpretation No. 44 (FIN 44), "Accounting for Certain Transactions Involving Stock Compensation, and Interpretation of APB Opinion No. 25". FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB 25, (b) the criteria for determining whether a plan qualifies as a non compensatory plan, (c) the accounting consequences of various modifications to previously fixed stock options or awards, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000 but certain conclusions cover specific events that occur after December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in a future period.

In July 2001, the Financial Accounting Standards Board issued
Statement of Financial Accounting Standards No. 141, Business
Combinations (FAS 141), and FAS 142, Goodwill and Other Intangible
Assets (FAS 142). FAS 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination. FAS 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination, whether acquired individually or with a group of other assets, and the accounting and reporting for goodwill and other intangibles subsequent to their acquisition. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually.
The Company is required to adopt FAS 141 and FAS 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. As a result of implementing these new standards, the Company will discontinue the amortization of goodwill as of December
31, 2001. The Company does not believe that the adoption of FAS 141 or 142 will have a material impact on is consolidated financial statements.

In October 2001, the Financial Accounting Standards Board issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (FAS 144). FAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FAS 121, "Accounting for the Impairment of Long Lived Assets for Long-Lived Assets to be Disposed of" (FAS 121) and related literature establishes a single accounting model, based on the framework established in FAS 121, for long-lived assets to be disposed of by sale. The Company is required to adopt FAS 144 no later than January 1, 2002. The Company does not believe that the adoption of FAS 144 will have a material impact on its consolidated financial statements.

Inflation

In the opinion of management, inflation has not had a material effect on the operations of the Company.

Trends, Risks and Uncertainties

Largo Vista has sought to identify what it believes to be the most significant risks to its business as discussed in "Risk Factors" above, but cannot predict whether or to what extent any of such risks may be realized nor can there be any assurances that Largo Vista has identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to Largo Vista's stock.

Limited operating history; anticipated losses; uncertainly of future results

Largo Vista has only a limited operating history upon which an evaluation of Largo Vista and its prospects can be based. Largo Vista's prospects must be evaluated with a view to the risks encountered by a company in an early stage of development, particularly in light of the uncertainties relating to the litigation funding which Largo Vista intends to market and the acceptance of Largo Vista's business model. Largo Vista will be incurring costs to develop, introduce and enhance its petroleum products, to establish marketing relationships, to acquire and develop products that will complement each other, and to build an administrative organization. To the extent that such expenses are not subsequently followed by commensurate revenues, Largo Vista's business, results of operations and financial condition will be materially adversely affected. There can be no assurance that Largo Vista will be able to generate sufficient revenues from the sale of its products and other product candidates. Largo Vista expects negative cash flow from operations to continue for the next 12 months as it continues to develop and market its petroleum products. If cash generated by operations is insufficient to satisfy Largo Vista's liquidity requirements, Largo Vista may be required to sell additional equity or debt securities. The sale of additional equity or convertible debt securities would result in additional dilution to Largo Vista's shareholders.

Potential fluctuations in quarterly operating results

Largo Vista's quarterly operating results may fluctuate significantly in the future as a result of a variety of factors, most of which are outside Largo Vista's control, including: the demand for Largo Vista's products; seasonal trends in demand and pricing of petroleum products; the amount and timing of capital expenditures and other costs relating to the expansion of Largo Vista's operations; the introduction of new services and products by Largo Vista or its competitors; price competition or pricing changes in the industry; political risks and uncertainties involving the world's petroleum and markets; technical difficulties; general economic conditions, and economic conditions specific to the liquid petroleum gas markets. Largo Vista's quarterly results may also be significantly affected by the impact of the accounting treatment of acquisitions, financing transactions or other matters. Particularly at Largo Vista's early stage of development, such accounting treatment can have a material impact on the results for any quarter. Due to the foregoing factors, among others, it is likely that Largo Vista's operating results will fall below the expectations of Largo Vista or investors in some future quarter.

Management of Growth

Largo Vista expects to experience significant growth in the number of employees relative to its current levels of employment and the scope of its operations. In particular, Largo Vista intends to hire sales, marketing and administrative personnel. Additionally, acquisitions could result in an increase in employee headcount and business activity. Such activities could result in increased responsibilities for management. Largo Vista believes that its ability to increase its customer support capability and to attract, train, and retain qualified technical, sales, marketing, and management personnel, will be a critical factor to its future success. In particular, the availability of qualified sales, trading and management personnel is quite limited, and competition among companies to attract and retain such personnel is intense. During strong business cycles, Largo Vista may experience difficulty in filling its needs for qualified sales, and other personnel.

Largo Vista's future success will be highly dependent upon its ability to successfully manage the expansion of its operations. Largo Vista's ability to manage and support its growth effectively will be substantially dependent on its ability to implement adequate financial and management controls, reporting systems, and other procedures and hire sufficient numbers of financial, accounting, administrative, and management personnel. Largo Vista is in the process of establishing and upgrading its financial accounting and procedures. There can be no assurance that Largo Vista will be able to identify, attract, and retain experienced accounting and financial personnel. Largo Vista's future operating results will depend on the ability of its management and other key employees to implement and improve its systems for operations, financial control, and information management, and to recruit, train, and manage its employee base. There can be no assurance that Largo Vista will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on Largo Vista's business, results of operations, and financial condition.

Largo Vista's future success depends upon its ability to address potential market opportunities while managing its expenses to match its ability to finance its operations. This need to manage its expenses will place a significant strain on Largo Vista's management and operational resources. If Largo Vista is unable to manage its expenses effectively, Largo Vista's business, results of operations, and financial condition will be materially adversely affected.

Risks associated with acquisitions

Although Largo Vista does not presently intend to do so, as part of its business strategy in the future, Largo Vista could acquire assets and businesses relating to or complementary to its operations. Any acquisitions by Largo Vista would involve risks commonly encountered in acquisitions of companies. These risks would include, among other things, the following: Largo Vista could be exposed to unknown liabilities of the acquired companies; Largo Vista could incur acquisition costs and expenses higher than it anticipated; fluctuations in Largo Vista's quarterly and annual operating results could occur due to the costs and expenses of acquiring and integrating new businesses or technologies; Largo Vista could experience difficulties and expenses in assimilating the operations and personnel of the acquired businesses; Largo Vista's ongoing business could be disrupted and its management's time and attention diverted; Largo Vista could be unable to integrate successfully.

ITEM 7. FINANCIAL STATEMENTS

The consolidated financial statements for Largo Vista Group, Ltd. as of and for the fiscal years ended December 31, 2001 and 2000 are included herein in response to Item 7 of this Form 10-KSB.

                          LARGO VISTA GROUP, LTD.

                        Index to Financial Statements

                                                                   Page

Report of Independent Certified Public Accountants                  F-3

Consolidated Balance Sheet at December 31, 2001                     F-4

Consolidated Statements of Losses for the two years
ended December 31, 2001 and 2000                                    F-5

Consolidated Statements of Deficiency in
Stockholders' Equity for the two years
ended December 31, 2001 and 2000                                    F-6

Consolidated Statements of Cash Flows for
the two years ended December 31, 2001 and 2000                      F-7

Notes to Consolidated Financial Statements                     F-8 - 17

                             STEFANOU & COMPANY, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                               1360 Beverly Road
                                   Suite 305
                              McLean, VA  22101-3621
                                    703-448-9200
                                 703-448-3515 (fax)
                                                       Philadelphia, PA

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Largo Vista Group, Ltd.
Newport Beach, California

We have audited the accompanying consolidated balance sheet of Largo
Vista Group, Ltd. (the "Company") as of December 31, 2001 and the related consolidated statements of operations and comprehensive income, stockholders' equity, and cash flows for the year then ended.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits. The accompanying financial statements of the Company as of December 31, 2000 were audited by another auditor whose report, dated April 9, 2001, on those statements included an explanatory paragraph that described the uncertainty regarding the Company's ability to continue as a going concern.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Largo Vista Group, Ltd. as of December 31, 2001, and the results of its operations and its cash flows for the year ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note M, the Company has an accumulated deficit of $14,278,569 as of December 31, 2001, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                        /S/ STEFANOU & COMPANY, LLP
                          Stefanou & Company, LLP
                        Certified Public Accountants

McLean, Virginia
February 11, 2001

F-3

                             LARGO VISTA GROUP, LTD.
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2001

                                     ASSETS

CURRENT ASSETS:
 Cash and cash equivalent                                     $    99,343
 Accounts receivable, net                                           2,790
 Inventories, at cost (Note C)                                     59,954
 Prepaid expenses and other                                        52,022
  Total current assets                                            214,109

Property, plant and equipment, at cost (Note E)                    14,427
 Less: accumulated depreciation                                      (211)
                                                                   14,216
                                                              $   228,325

             LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable and accrued liabilities                         275,858
 Notes payable to related parties (Note F)                        408,081
 Due to related parties  (Note G)                                  31,209
  Total current liabilities                                       715,148

Commitments and contingencies  (Note K)                                 -

DEFICIENCY IN STOCKHOLDERS' EQUITY:
 Common stock, $0.001 par value; 400,000,000 shares
  authorized, 232,175,730 shares issued and outstanding at
  December 31, 2001                                               232,176
 Additional paid-in capital                                    13,555,870
 Accumulated deficit                                          (14,278,569)
 Accumulated other comprehensive income:
  Foreign currency translation adjustment                           3,700
 Deficiency in stockholders' equity                              (486,823)
                                                             $    228,325

See accompanying notes to consolidated financial statements.

                                        F-4

                              LARGO VISTA GROUP, LTD.
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                     2001           2000

Revenue:
 Liquid petroleum gas sales                         $ 1,946,041  $        -
 Petroleum sales                                              -   6,706,498
                                                      1,946,041   6,706,498

Operating expenses:
 Liquid petroleum gas                                 1,806,133           -
 Petroleum                                                    -   6,810,957
 Selling, general and administrative                  1,410,200   1,642,849
 Operating expenses                                   3,216,333   8,453,806

Loss from operations                                 (1,270,292) (1,747,308)
 Interest expense                                        69,467      32,640
Loss from continuing operations, before
income taxes and discontinued operations             (1,339,759) (1,779,948)
Income (taxes) benefit                                        -           -
Loss from continuing operations, before
discontinued operations                              (1,339,759) (1,779,948)
Loss from discontinued operations (Note B)             (283,215)   (386,618)
Gain on disposal of discontinued operations (Note B)  3,572,563           -
Net income (Loss)                                     1,949,589  (2,166,566)
Other comprehensive gain (loss)                               -           -

Comprehensive income (loss)                         $ 1,949,589  $(2,166,566)

Income (loss) per common share (basic and
assuming diluted) (Note I)                          $      0.01  $     (0.01)
 Continuing Operations                                    (0.01)       (0.01)
 Discontinued Operations                                   0.02        (0.00)
Shares used to compute basic and diluted
net loss per common share                           222,491,883   214,487,586

See accompanying notes to consolidated financial statements.

F-5

                              LARGO VISTA GROUP, LTD.
            CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000



                                                                                 Foreign          Total
                            Common        Common      Additional                 Currency      Deficiency
                            Stock         Stock       Paid-In      Accumulated   Translation        In
                            Shares        Amount      Capital        Deficit     Adjustment    Stockholders
                                                                                                  Equity
Balance at December 31
1999                       212,382,555   $ 212,383    $ 10,671,845  $(14,061,592) $  3,700     $(3,173,664)

Shares issued in
exchange for services        3,114,550       3,115         914,578             -         -         917,693

Shares issued in exchange
for cash, net of costs        587,272          587         281,913             -         -         282,500

Shares issued in
exchange for debt           2,720,368        2,720         599,287             -         -         602,007

Net loss                            -            -               -    (2,166,566)        -      (2,166,566)

Balance at December 31
2000                      218,804,745      218,805      12,467,623   (16,228,158)    3,700      (3,538,030)

Shares issued in
exchange for services       8,023,484        8,023         773,544             -         -         781,567

Shares issued in
exchange for debt           5,347,501        5,348         314,703             -         -         320,051

Net income                          -            -               -     1,949,589         -       1,949,589

Balance at December 31
2001                      232,175,730      232,176      13,555,870   (14,278,569)    3,700        (486,823)


See accompanying notes to consolidated financial statements.

F-6

                               LARGO VISTA GROUP, LTD.
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

Cash flows from operating activities:
 Net income (loss) from continuing operations        $ (1,339,759) $(1,779,948)
 Net income (loss) from discontinued operations          (283,215)    (386,618)
 Gain on business divestiture                           3,572,563            -
 Adjustment to reconcile net income
(loss) to net cash used by
  Operating activities:
  Depreciation                                                211       40,488
  Loss on disposal of assets, net                         821,060       78,015
  Common stock issued in exchange for services            781,567      917,693
Changes in assets and liabilities:
 Accounts receivable                                       (2,790)           -
 Inventories                                              256,772     (152,944)
 Prepaid and other                                        228,399     (116,787)
 Accounts payable and other liabilities, net           (4,180,654)     986,358
 Deferred revenue                                        (188,230)    (873,129)
 Net cash used in operating activities                   (334,076)  (1,286,872)
Cash flows used investing activities:
 Purchase of fixed assets                                 (14,427)           -
 Net cash used in investing activities                    (14,427)           -
Cash flows provided by financing activities:
 Proceeds from (repayments of) notes payable              408,081     (105,221)
 Issuance of common stock, net                                  -      282,500
 Advances from (repayments to) related parties                  -    1,132,980
 Net cash provided by financing activities                408,081    1,310,259
Net increase in cash                                       59,579       23,387
Cash at beginning of year                                  39,766       16,379
Cash at end of year                                        99,345       39,766

Supplemental cash flow information:
Interest paid                                              25,947       78,909

Income taxes paid                                               -            -
Non-cash investing and financing activities:
 Common stock issued in exchange for debt                 320,051      602,007
Common stock issued in exchange for services              781,567      917,693

See accompanying notes to consolidated financial statements

F-7

                              LARGO VISTA GROUP, LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

Business and Basis of Presentation

Largo Vista Group, Ltd. (the "Company") was incorporated under the laws of the State of Nevada. The Company is principally engaged in the distribution of liquid petroleum gas (LPG) in the retail and wholesale markets in South China and in the purchase of petroleum products for delivery to the Far East.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Largo Vista, Inc., Largo Vista Construction, Inc., Largo Vista International Corp., and Zunyi Shilin Xinmao Petrochemical Industries Co., Ltd. ("Zunyi"). Largo Vista, Inc. was formed under the laws of the State of California and is inactive. Largo Vista Construction, Inc. was formed under the laws of the State of Nevada and is inactive. Largo Vista International Corp. was formed under the laws of Panama and is inactive. Zunyi was registered under the laws of the Peoples Republic of China. Zunyi was formed and began operations in 2001.

In June 29, 2001, the Company's wholly owned subsidiary, Everlasting International, Ltd. disposed of its 66.67% interest in Xinmao Petrochemical Industrial Co., Ltd. ("Kunming Xinmao"), a Chinese joint venture to UNIKO-LINE, an entity organized under the laws of the Russian Federation. Kunming Xinmao was engaged in the distribution of liquid petroleum gas in the retail and wholesale markets in the Province of Yunnan in the Peoples Republic of China. Subsequent to the sale, the Company liquidated in its entirety, Everlasting, whose sole asset was the Company's equity interest in Kunming Xinmao.

The Kunming Xinmao business segment is accounted for as a discontinued operation, and accordingly, amounts in the financial statements, and related notes for all periods shown have been restated to reflect discontinued operations accounting. Summarized results of the discontinued business are further described in Note B.

All significant intercompany balances and transactions have been eliminated in consolidation. All amounts in these consolidated financial statements and notes thereto are stated in United States dollars unless otherwise indicated.

Foreign Currency Translation

The financial statements and results of operations of the Company's Chinese subsidiary are measured using local currency as the functional currency. The reporting currency of the Company is the US dollar; accordingly, all amounts included in the consolidated financial statements have been translated into US dollars. The accumulated currency translation adjustment is reflected as a separate component of stockholders' equity on the consolidated balance sheet. Foreign currency transaction gains and losses are included in the consolidated results of operations for the period presented. The national currency of the People's Republic of China, the Renminbi (RMB), is pegged to the U.S. dollar. The average rate of exchange for fiscal 2000 and 2001 was
8.28 RMB to the dollar.

F-8

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid investments purchased with a maturity date of three months or less to be cash equivalents.

Inventories

Inventories consist primarily of LPG. Cost is determined by the first-in, first-out method for retail operations and specific identification method for wholesale operations. (See Note C).

Property and Equipment

Property and equipment are recorded on the basis of cost. For financial statement purposes, property and equipment will be depreciated using the straight-line method over their estimated useful lives of not more than five years. The straight-line method of depreciation is also used for tax purposes. (See Note E).

Impairment of Long Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 121 (SFAS No. 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Revenue Recognition

The Company generally recognizes revenue upon delivery of LPG to the customer. Revenue associated with shipments of petroleum products is recognized when title passes to the customer. There are no significant credit transactions.

Reclassifications

Certain reclassifications have been made to conform the prior periods' data to the current presentation. These reclassifications had no effect on reported losses.

F-9

Income Taxes

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, "Accounting for Income Taxes". Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

Stock Based Compensation

The Company accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees." In accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," the Company has adopted the proforma disclosure requirements.

Concentration of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss from continuing operations of 1,339,759 and $1,779,948 during the year ended December 31, 2001 and 2000, respectively. The Company recognized an after tax gain of $ 3,572,563 on the disposition of Kunming Xinmao operations and the liquidation of Everlasting in June 2001. The Company's current liabilities exceeded its current assets by $501,039 as of December 31, 2001.

Comprehensive Income (Loss)

The Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and displaying of comprehensive income and its components. Comprehensive income is defined as the change in equity of a business during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. SFAS No. 130 requires other comprehensive income (loss) to include foreign currency translation adjustments and unrealized gains and losses on available- for-sale securities.

F-10

Segment Information

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions on how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments. (See Note J).

Earnings (Loss) Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings (loss) per share have been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants will be excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material. The weighted average number of common shares outstanding used in the computation of earnings (loss) per share was 222,491,883 and 214,487,586 for each of the periods ended December 31, 2001 and 2000 respectively.

New Accounting Pronouncements

In March 2000, the FASB issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25". FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000 but certain conclusions cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in future periods.

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. ("FAS") 141, "Business Combinations" ("FAS 141") and FAS 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination. FAS 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination, whether acquired individually or with a group of other assets, and the accounting and reporting for goodwill and other intangibles subsequent to their acquisition. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. The Company is required to adopt FAS 141 and FAS 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. As a result of implementing these new standards, the Company will discontinue the amortization of goodwill as of December 31, 2001. The Company does not believe that the adoption of FAS 141 and 142 has a material impact on its consolidated financial statements.

F-11

In October 2001, the Financial Accounting Standards Board issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("FAS 121") and related literature and establishes a single accounting model, based on the framework established in FAS 121, for long-lived assets to be disposed of by sale. The Company is required to adopt FAS 144 no later than January 1, 2002. The Company does not believe that the adoption of FAS 144 will have a material impact on its consolidated financial statements.

NOTE B - DISCONTINUED OPERATIONS

In connection with the disposition of Kunming Xinmao, UNIKO-LINE acquired all Kunming Xinmao assets, assumed all Kunming Xinmao liabilities and paid $100 to the Company. As a result of the sale of the Kunming Xinmao business segment, the Company accounted for the segment as a discontinued operation, and accordingly, the amounts in the financial statements and related notes for all periods shown have been restated to reflect discontinued operations accounting.

The financial statements reflect the operating results and balance sheet items of the discontinued operations separately from continuing operations. Prior years have been restated. Operating results for the discontinued operations for the years ended December 31, 2001 and 2000 were:


                                                    2001         2000

Revenues                                          $  351,506    $ 3,431,525
Expenses                                            (634,721)    (3,818,143)
Net (loss)                                        $ (283,215)   $  (386,618)


The following summarizes the gain on the disposition of the Kunming Xinmao business segment:

Cash received                           $      100
Debts assumed                            5,026,463
Net assets disposed of                   1,453,799
Net gain on disposal                    $3,572,563

NOTE C - INVENTORIES

Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method. Inventories consist of liquid petroleum gas available for sale to contract clients and the public.

F-12

Components of inventories as of December 31, 2001 are as follows:

Liquid petroleum gas             $     50,874
Packaging bottles                       7,665
Supplies                                1,415
                                 $     59,954

NOTE D - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" ("SFAS 107"), defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company includes fair value information in the notes to consolidated financial statements when the fair value of its financial instruments is materially different from the book value. The carrying value of the Company's cash and cash equivalents, short-term debt securities held to maturity, time deposits, receivables, other current assets, accounts payable, and accrued liabilities, included in the accompanying balance sheets, approximate the estimated fair value of those instruments because of their short-term nature. The fair value of the notes payable to banks based on the interest rates currently available for borrowings with similar terms and maturities approximates the carrying amount of those borrowings. The fair value of the amounts due to and from related party cannot be determined due to the uncertainty as to the timing of repayment.

NOTE E - PROPERTY, PLANT AND EQUIPMENT

The Company's property and equipment at December 31, 2001 consists of the following:

ffice Equipment                      $         3,014
Transportation Equipment                      11,413
   Total                                      14,427
Accumulated Depreciation                        (211)
                                     $        14,216

Depreciation expense included as a charge to income amounted to $ 211 for the year ended December 31, 2001.

NOTE F - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties at December 31, 2001 consists of the following:

Note payable on demand to Company
President; interest payable monthly at
7% per annum; unsecured                             $     30,000

Note payable on demand to Company's
Chairman; interest payable monthly at 7%
per annum; unsecured                                     378,081

Total notes payable to related parties                   408,081

Less: current portion                                    408,081
                                                    $          -

F-13

NOTE G - RELATED PARTY TRANSACTIONS

A company officer has advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist.
The net amount of advances due the officer at December 31, 2001 was $3,144.

A consultant to the Company has advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist. The net amount of advances due the consultant at December 31, 2001 was $28,065.

NOTE H - INCOME TAXES

The Company has adopted Financial Accounting Standard No. 109 that requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

At December 31, 2001, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $ 14,000,000, expiring in the year 2021, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized. Due to significant changes in the Company's ownership, the Company's future use of its existing net operating losses may be limited.

Components of deferred tax assets as of December 31, 2001 are as follows:

Non Current:

Net operating loss carryforward                           $   4,800,000
Valuation allowance                                          (4,800,000)
Net deferred tax asset                                                -

NOTE I - EARNINGS (LOSS) PER SHARE

Basic and fully diluted losses per share are calculated by dividing net income (loss) available to common shareholders by the weighted average of common shares outstanding during the year. The Company has no potentially dilutive securities, options, warrants or other rights outstanding. The following table sets forth the computation of basic and diluted earnings (loss) per share:

                                                      2001         2000
Net income (loss) available to
 Common stockholders                              $ 1,949,591   $ (2,166,566)
 Basic and diluted earning (loss) per share              0.01          (0.01)
 Continuing Operations                                  (0.01)         (0.01)
 Discontinued Operations                                 0.01          (0.00)
 Basic and diluted weighted average
  Number of common shares outstanding             222,491,883    214,487,586

F-14

NOTE J - SEGMENT INFORMATION

The Company's current operations are classified into two reportable segments that provide different products: Liquid Petroleum Gas and Petroleum. The Company's reportable segments are managed separately based on fundamental differences in their operations.

The Company's wholly-owned subsidiary Zunyi Shilin Xinmao Petrochemical Industries Co., Ltd. is engaged in the distribution of liquid petroleum gas in the wholesale markets in South China. The Company is also engaged in the purchase of petroleum products for delivery to the Far East through a representative office in Vietnam.

Segment operating income is total segment revenue reduced by operating expenses identifiable with that business segment. Corporate includes general corporate administrative costs. The Company evaluates performance and allocates resources based upon operating income. The accounting policies of the reportable segments are the same as those described in the summary of accounting policies. There are no inter- segment sales.

As a result of the sale of the Kunming Xinmao business segment, the Company accounted for the segment as a discontinued operation, and accordingly, the amounts in the financial statements for all periods shown have been restated to reflect discontinued operations accounting. The financial statements reflect the operating results and balance sheet items of the discontinued operations separately from continuing operations.

                                                    2001         2000

Revenues Received from External Customers:
 Liquid Petroleum Gas                             $  1,946,041           -
 Petroleum                                                   -   6,706,498
   Total Revenue                                     1,946,041   6,706,498

Operating (Losses):
 Liquid Petroleum Gas                                  (62,776)          -
 Petroleum                                                   -    (957,000)
 Corporate                                          (1,207,516)   (822,948)
   Total Segment Operating Losses                   (1,270,292) (1,779,948)

Segment Assets:
 Liquid Petroleum Gas                                  217,667
 Petroleum                                                   -
 Corporate                                              10,658
  Total Segment Assets                                 228,325

Capital Expenditures:
 Liquid Petroleum Gas                                   14,427
 Petroleum                                                   -
 Corporate                                                   -
  Total Capital Expenditures                            14,427

                                      F-15

Depreciation and Amortization:
 Liquid Petroleum Gas                                      211
 Petroleum                                                   -
 Corporate                                                   -
  Total Depreciation and Amortization                      211

NOTE K - COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases office space on a month-to-month basis in Newport Beach, California for its corporate offices. The Company also leases office space on a month-to-month basis in Ho Chi Minh City, Vietnam for an administrative and sales representation.

The Company maintains a representative office in Wuhan, Hubei
Province, China. The leases are for three years beginning January
2001, for approximately $480 per month.

The Company leases distribution and office facilities in Zunyi City, Province of Guizhou, China. Commitments for minimum rentals under non- cancelable leases at the end of 2001 are as follows:

2002               $    94,625
2003                    93,325
2004                    82,275
2005                    82,125
2006                    82,125

Rental expense charged to operations was $136,192 for the year ended December 31, 2001.

Employment and Consulting Agreement

The Company has several agreements with employees to provide organizational services and various consulting agreements with outside contractors to provide business development in China, international petroleum and other products trading consultation services.

Litigation and Contingencies

On March 1, 2001, UPAC/UAS, a former joint venture partner with the Company, filed a complaint against the Company in Orange County Superior Court of the State of California. The complaint alleges a breach of contract. The Company filed a counter claim against the Plaintiff for damages and received a default judgment in the Company's favor in February 2002 in the amount of $196,638.

The Company is subject to other legal proceedings and claims that arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

F-16

NOTE L - STOCK OPTION PLAN

On November 14, 2001, the Board of Directors of the Company implemented a Non-Qualified Stock Plan for Consultants in an amount equal to 5,000,000 shares of common stock and a Qualified Stock Plan for Employees in an amount equal to 10,000,000 shares.

The stock option plan provides for the issuance of both qualified and nonqualified incentive stock options at an exercise price approximating 50% of the fair market value of the Company's common stock on the date of exercise (or 110% of the fair market value of the common stock on the date of the grant of the option, in the case of substantial stockholders). The maximum life of the options is ten years for both the qualified incentive stock options and non-qualified incentive stock options. As of December 31, 2001, 1,028,574 options were granted and excerised inside the Plan.

NOTE M - GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended December 31, 2001 and 2000, the Company incurred losses from continuing operations of $1,339,759 and $1,779,948 respectively. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve it's liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursuing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

F-17

                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Largo Vista Group, Ltd.

I have audited the accompanying consolidated balance sheet of Largo Vista Group, Ltd. as of December 31, 2000, and the related consolidated statements of operations, changes in shareholders' deficit and cash flows for each of the years in the two-year period ended December 31, 2000. These consolidated financial statements are the responsibility of Company's management. My responsibility is to express an opinion on these consolidated financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Largo Vista Group, Ltd. as of December 31, 2000, and results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company's recurring losses from operations raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

As discussed in Note 11, the Company restated its 1999 consolidated statement of shareholders' deficit.



                                       /s/ Jaak (Jack) Olesk, CPA

Beverly Hills, California
April 9, 2001

Note 1 - Summary of Significant Accounting Policies

Basis of Consolidation and Nature of Operations

The consolidated financial statements include the accounts of Largo Vista Group, Ltd. ("Largo Vista"or the "Company"), incorporated in Nevada on January 16, 1987, and its wholly-owned subsidiaries, Everlasting International, Ltd. ("Everlasting"), incorporated in Nevada on January 25, 1995, and Kunming Xinmao Petrochemical Industrial Co., Ltd. ("Xinmao"), a Chinese joint venture 66.67% owned by Everlasting. The minority partner is a Chinese Government Entity that has contractually agreed to place all power and day-to-day decisions in the hands of the majority. The Chinese minority partner is not responsible for Xinmao's losses; accordingly, no portion of those losses is allocated to the minority interest. All amounts are in U.S. dollars unless otherwise indicated. All significant intercompany balances and transactions have been eliminated in consolidation. Largo Vista operates a liquefied petroleum gas (LPG) distribution business in South China, and, beginning the second quarter of 2000, ships petroleum products to Southeast Asia.

Foreign Currency Translation

The financial statements and results of operations of the Company's Chinese subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rates in effect at each year-end. Statements of operations are translated at the average rate of exchange prevailing during the year. Translation adjustments arising from differences in exchange rates from period to period are included in the foreign currency translation adjustment account in stockholders' deficit.

The national currency of the People's Republic of China, the Renminbi
(RMB), is pegged to the U.S. dollar. As of December 1998, 1999 and 2000, the exchange rate was 8.28 RMBs to US$1.00 and the average rate of exchange for fiscal 1999 and 2000 was also 8.28. However, no representation is made that any Renminbi amounts could have been, or could be, converted into U.S. dollars at these rates or any other rates.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in financial statements and accompanying notes. Actual results could differ from those estimates.

Cash Equivalents

Cash equivalents include all highly liquid investments with an original maturity of three months or less.

Inventories

Inventories are valued at lower of cost or market on the first-in, first-out basis and consist primarily of LPG.

Impairment of Long Lived Assets

Long-lived assets are assessed for impairment annually or whenever changes in facts and circumstances indicate a possible significant deterioration in the future cash flows expected to be generated by an asset group. If, upon review, the sum of the undiscounted pretax cash flows is less than the carrying value of the asset group, the carrying value is written down to estimated fair value. Individual assets are grouped for impairment purposes at the lowest level for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets.

The fair value of impaired assets is determined based on quoted market prices in active markets, if available, or upon the present values of expected future cash flows using discount rates commensurate with the risks involved in the asset group. Long-lived assets committed by management for disposal are accounted for at the lower of amortized cost or fair value, less cost to sell.

Revenue Recognition

The Company generally recognizes revenue upon delivery of LPG to the customer. In addition, the Company contracts with certain customers for the delivery of LPG bottles over a 1 to 5 year period. The customer is required to pay a non-refundable amount at the time the contract is purchased. This entitles the customer to receive one bottle of gas each month during the contract life at a reduced fixed price. The prepayment is recorded as deferred revenue at the beginning of the contract and the appropriate prorated amount is realized as revenue when an empty bottle is exchanged for a full bottle. If customers do not exchange their allotted number of bottles by the end of the contract term, the excess deferred revenue is recognized as income.

Revenue associated with shipments of petroleum products is recognized when title passes to the customer.

There are no significant credit transactions.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to the difference between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

Stock Based Compensation

The Company has adopted the disclosure provisions only of SFAS 123 and continues to measure compensation costs related to stock and stock options issued to employees using the intrinsic value method of accounting prescribed by APB 25, Accounting for Stock Issued to Employees, and related interpretations.

Reclassifications

Certain items in the 1999 financial statements have been reclassified to conform to 2000 classifications.

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred significant operating losses and its liabilities exceed its assets by over $3,500,000 at December 31, 2000. These factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

The Company intends to raise additional operating funds from its affiliates and through equity and debt offerings. However, there can be no assurance it will be successful in this endeavor.

Note 3 - Fair Value of Financial Instruments

The carrying amount of the Company's cash and bank balances approximates their fair value because of the short maturity of those instruments.

The fair value of the notes payable to banks based on the interest rates currently available for borrowings with similar terms and maturities approximates the carrying amount of those borrowings. The fair value of the amounts due to affiliates cannot be determined due to the related party nature of the obligations.

Note 4 - Property and Equipment

                                                               Years of
                                         December 31, 2000    Useful Life

Storage tanks                            $     465,337             20
Building and leasehold improvements            291,865             25
Railroad cars and trucks                       242,224              8
LPG Bottles                                    111,529              5
Equipment                                       73,699              5
                                             1,184,654
Accumulated depreciation                      (363,594)
                                               821,060

Note 5 - Notes Payable to Banks

The balance at December 31, 2000 represents the aggregate borrowings from various PRC banks at average interest rates of approximately 7 percent. In the past, Xinmao has been allowed by the PRC bankers to roll over the loans due for repayment. Accordingly, consistent with previous years, management believes that the existing bank loans will again be renewed when they become due. However, there can be no assurance that the PRC banks will continue to renew or not call these loans.

Note 6 - Related Party Transactions

Amounts due to affiliates at December 31, 2000 include $471,000 due to Xinmao's minority partner and $1,111,951 due to executive officers for cash advances. All amounts are non-interest bearing.

All shares of common stock issued in 1999 and 2000 for compensation and repayment of cash advances involved executive officers and shareholders. These issuances were valued at market, generally determined by the low bid quotation.

Note 7 - Income taxes

The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting and tax bases of its assets and liabilities. Deferred tax assets are reduced by a 100% valuation allowance, as the utilization of the loss carryforwards cannot reasonably be assured.

At December 31, 2000, the Company has a net operating loss carryforward for federal tax purposes of approximately $7,600,000, which, if unused to offset any future taxable income, will expire beginning in 2010 through 2020.

Under Section 382 of the Internal Revenue Code, the utilization of net operating loss carryforwards is limited after a change in the ownership of the Company, as defined.

Note 8 - Loss per Common Share

The following table illustrates the reconciliation of the numerators and denominators of the basic and diluted loss per share computations.

                                                   Year Ended December 31
                                                     2000           1999

Basic and diluted loss per share

Numerator
Net loss                                           $(2,166,566)   $1,298,488)

Demoninator

Basic and diluted weighted average number of
Common shares outstanding                          214,487,586   192,652,800

Basic and diluted loss per share                         (0.01)        (0.01)

The Company has no potentially dilutive securities, options, warrants or other rights outstanding.

Note 9 - Segment Information

Beginning in 2000, the Company's operations are classified into two principal reportable segments that provide different products.

Reconciling items consist of corporate items that are not allocated to the two segments. The chief decision maker does not consider these items when making segment operating decisions.

Note 10 -Commitments and Contingencies

Various lawsuits, claims and proceedings of a nature considered normal to its business are pending against the Company and its subsidiaries. The most significant of these are described below.

Everlasting, Plaintiff vs. CHAN MAU TAK ("CMD"), Defendant

Everlasting brought this lawsuit against CMD for breach of the purchase agreement wherein Everlasting acquired the assets of Xinmao from CMD. The basis of the case is that CMD made fraudulent representations concerning the assets of Xinmao at the time of purchase. The court ordered an Interlocutory Judgment in October 1998 in favor of Everlasting for approximately $127,000 plus damages incurred plus interest @ 13.08% per annum. CMD filed an appeal, based on failure of service of process.

The appeal process culminated in November 2000 with the complete reversal of the lower court's finding. On December 2, 2000, in order to put an end to this lengthy dispute, the parties reached a settlement whereby the Company would pay CMD a total of RMB 2,000,000 ($241,500), due $145,000 on May 1, 2001, and $96,500 on December 31,
2001. The Company has accrued $250,000 at December 31, 2000, for the total amount of the settlement and related expenses.

Largo Vista/UAPC Partners (LV/UAPC) Joint Venture Dispute

During the second quarter of 2000, the Company withdrew from LV/UAPC due to UAPC's inability to provide reliable suppliers of petroleum products at reasonable terms. Since that time, the Company's efforts to reach a settlement with UAPC, including UAPC's reimbursement of its fair share of the joint venture costs, have been unsuccessful. On
March 1, 2001, UAPC filed a suit against the Company for various contractual breaches, seeking unspecified damages. No estimate as to the ultimate liability from this dispute, if any, can be made at this time.

Note 11 - Restatement

The Company has restated its consolidated financial statements for the years ended December 31, 1999 and 1998 to correct an error in the financial statements previously filed. The error was caused by a computer malfunction compounded by inadequate data back-up procedures. As Company personnel attempted to restore lost information, data from a corrupted file was inadvertently included in the financial statements previously filed. This error increased 1998 selling, general and administrative expenses by $ 325,146 and increased accumulated deficit and additional paid in capital at December 31, 1999 by the same amount. The effect of the correction of this error was to reduce 1998 selling, general and administrative expenses by $325,146 and decrease accumulated deficit and additional paid in capital at December 31, 1999 by the same amount.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On April 24, 2001, the Company dismissed its certifying accountant, Jaack (Jack) Olesk, CPA ("Olesk"). Olesk's reports on the financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that his report for the years ended December 31, 2000 and 1999 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern The decision to dismiss Olesk was approved by the Company's Board of Directors. During the years ended December 31, 2000 and 1999, and the subsequent interim period through April 24, 2001, the Company has not had any disagreements with Olesk on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company engaged Stefanou & Company LLP ("Stefanou") as its certifying accountant as of April 24, 2001 for the Company's fiscal year ending December 31, 2001.

                                    PART III

Item 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The names, ages and positions of the directors and executive officers of the Company as of March 31, 2002, are as follows:

Name                         Age                  Position

Daniel J. Mendez              49          President and Director

Albert N. Figueroa            35          Secretary/Treasurer and Director

Deng Shan                     50          Chairman of the Board of Directors

Directors serve until the next annual meeting of shareholders, or until their successors are elected.

Daniel J. Mendez, President, is responsible for investor relations, coordination of information with market makers and brokers and potential partners, coordination of all agreements, corporate financing, and liaison with Chinese operations. Mr. Mendez joined the Company in October 1991.

Albert N. Figueroa, Secretary and Treasurer, is in charge of day-to-day business operations of Largo Vista in the United States, as well as being a liaison with all outside service providers, and generally maintains the consistency of information within the Company. Mr. Figueroa joined the Company in July 1991.

Deng Shan, Chairman of the Board of Directors, is well versed in the business practices of China. Early in his career Mr. Deng was a lecturer in Wuhan Chemical Engineering School. Later he advanced to associate professor at Huazhong University of Science and Technology. In 1989, Mr. Deng became the Director, Science and Technology Commission, Nanshan District Government, China. In 1994, Mr. Deng was appointed Chief Executive Officer/Chairman of the Board of four commercial companies. Mr. Deng joined the Company in April 1997.

Item 10. EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued by the Company during the last three years to its three executive officers.




                                          Summary Compensation Table
                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                 Other           Restricted   Securities
principal                                annual             stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)

Daniel Mendez  2001     119,965    0         0               0             0             0         0
President      2000     120,000    0         0               0             0             0         0
               1999     150,000  661,618     0               0             0             0         0

Albert         2001      65,634     0        0               0             0             0         0
Figueroa       2000      60,000     0        0               0             0             0         0
Secretary      1999     100,000  275,034     0               0             0             0         0

Deng Shan      2001     100,000     0        0               0             0             0         0
Chairman       2000     100,000     0        0               0             0             0         0
               1999     100,000  261,827     0               0             0             0         0


Notes:

(1) The officers listed above were paid any salary and/or bonuses in a combination of registered stock options, unregistered stock and/or cash. Any issuance of unregistered common stock was valued at market, generally determined by the low bid quotation.

(2) Daniel J. Mendez, President, serves under an annual employment contract renewed effective January 1, 2001 at annual compensation of $120,000, that may be terminated upon 30 days written notice of either party.

(3) Albert N. Figueroa, Secretary/Treasurer, serves under an annual employment contract renewed effective January 1, 2001 at annual compensation of $60,000 that may be terminated upon 30 days written notice of either party.

(4) Deng Shan, Consultant, serves under an annual Agreement for Services renewed effective January 1, 2001 at annual compensation of $100,000, that may be terminated upon 30 days written notice of either party.

(5) The above officers, comprising the Company's Board of Directors, receive no additional compensation for serving as directors.

Item 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership as of March 28, 2002, of the Company's common stock, by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities and by each director and by officers and directors of the Company as a group.

                                                Beneficial     Percentage
Name and Address (1)                             Ownership         of
                                                                  Class

Daniel Mendez                                    16,615,621        6.97%

Albert Figueroa                                   5,564,620        2.33%

Deng Shan (2)                                    86,202,573       36.17%

All directors/officers as a group (3 persons)   109,956,534       46.13%

(1) The address for all persons listed is 4570 Campus Drive, Newport Beach, CA 92660

(2) Mr. Deng Shan owns 2,897,753 (1.21%) shares personally, and
83,304,820 (34.95%) shares through his majority owned corporation, Proton Technology Corporation Limited.

(3) The Company is currently conducting an internal audit to ensure that the Company's Officers and/or Directors, as well as persons holding more than 10% of the Company's outstanding common stock, are in Compliance with Section 16(a) of the Securities and Exchange Act of 1934. It is the Company's intention to ensure, from the date of this filing forward, complete compliance according to this Section.

Item 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of February 28, 2001, other than issuances of common shares to executive officers as compensation or in satisfaction of cash advances, there have been no transactions to which the Company was a party involving $60,000 or more and in which any director, executive officer, or holder of more than five percent of our common stock had a material interest.

Item 13. EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits

3.(i) Articles of Incorporation of Largo Vista Group, Limited
(filed Form 10SB, 11/2/99)

3.(ii) Bylaws of Largo Vista Group, Limited (filed Form 10SB, 11/2/99)

3.(iii) Articles of Incorporation of Largo Vista Inc. (filed Form 10SB,
   11/2/99)

3.(iv)  Bylaws of Largo Vista Inc. (filed Form 10SB, 11/2/99)

3.(v)   Articles of Incorporation of Everlasting International
        Limited (filed Form 10SB, 11/2/99)

3.(vi)   Bylaws of Everlasting International Limited
        (filed Form 10SB, 11/2/99)

3.(vii) Articles of Incorporation of Kunming Xinmao Petrochemical Industry Co., Ltd. (filed Form 10SB, 11/2/99)

10 Material Contracts

(a) Contract. Largo Vista Group, Ltd. and Sentio Corporation,
December 28, 1998, (filed Form 10SB, 11/2/99)

(b) Contract. Hong Kong De Xiang Tuo Yi Industrial Company, August 28, 1992 (filed Form 10SB, 11/2/99)

(c) Plan and Agreement of Reorganization between Largo Vista Group, Ltd., Proton Technology Corporation, Ltd. and Everlasting
International, December 21, 1996 (filed Form 10SB, 11/2/99)

(d) Joint Venture Agreement of Kunming Xinmao Petrochemical Industry Co., Ltd., August 8, 1992 (filed Form 10SB, 11/2/99)

(e) Approval Certificate of Enterprise with Foreign Investment in the People's Republic of China (filed Form 10SB, 11/2/99)

(f) Business License of Enterprise in the Peoples Republic of China (filed Form 10SB, 11/2/99)

(g) Business Permit to Engage in LPG Business in Yunnan Province
(filed Form 10SB, 11/2/99)

(h) Notice of Subsidiaries of the Agriculture Bank of China, Yunnan Provincial Branch, Acting as Agents for Collection and Receipt of
Payment for Kunming Xinmao Petrochemical Industry Co., Ltd.
(filed Form 10SB, 11/2/99)

(i) Agreement of Supply of Liquefied Petroleum Gas, March 18, 1996 (filed Form 10SB, 11/2/99)

(j) Method of Insurance for LPG Credit, August 26, 1997
(filed Form 10SB, 11/2/99)

(k) Memorandum of Understanding Kunming Xinmao Petrochemical Industry Co., Ltd. and Wuhan Minyi Fuel Gas Petrochemical Company Limited,
March 14, 1999 (filed Form 10SB, 11/2/99)

(l) Memorandum of Understanding Kunming Xinmao Petrochemical Industry Co., Ltd. and Guilin Municipal Garden Fuel Gas Pipelines Limited,
March 29, 1999 (filed Form 10SB, 11/2/99)

(m) Approval Certificate of Enterprisees with Foreign Investment in the Peoples Republic of China, August 21, 1992 (filed Form 10SB, 11/2/99)

(n) Contract. Enterprise Ownership Transfer Agreement "Ten Year Leasing Contract", Seller Chen Mao Tak, Purchaser Everlasting International, Ltd., third party Kunming Fuel General Company, November 8, 1995 (filed Form 10SB-A1, 1/14/2000 as EX-10.D)

(o) Joint Venture Agreement. , Largo Vista with the United Arab
Petroleum Corporation ("UAPC"), known as Largo Vista/UAPC Partners (filed Form 10SB-A1, 1/14/2000 as EX-10.F)

(p) Memorandum of Association Limited Liability Company. Largo Vista Group, Ltd., LLC, Dubai, UAE, October 12, 1999, Largo Vista Group, Ltd., UAPC, and Sheik Al Shabani, named Largo Vista Group Limited, Limited Liability Company of the UAE (filed Form 10SB-A1, 1/14/2000 as EX-10.G)

(q) Contract: Mekong Petroleum Joint Venture Co., Ltd. (PETROMEKONG) Buyer, and United Arab Petroleum Corporation Seller, November 25,
1999 (filed Form 10SB-A1, 1/14/2000 as EX-10.H)

(r) Contract: Mekong Petroleum Joint Venture Co., Ltd. (PETROMEKONG), Buyer, and United Arab Petroleum Corporation Seller, December 18,
1999 (filed Form 10SB-A1, 1/14/2000 as EX-10.H)

(s) Employment Agreement Daniel J. Mendez 1999
(filed Form 10SB-A1 as Ex-3.iv, 1/14/2000)

(t) Consultant Agreement Deng Shan 1999
(filed Form 10SB-A1, as Ex-3.v 1/14/2000)

(u) Contract. "Enterprise Ownership Transfer Agreement", November 8, 1995, new translation (filed Form 10SB-A2, 3/20/2000 as EX-10.E.1)

(v) Contract. "Agreement on Payment", November 8, 1995
(filed Form 10SB-A2, 3/20/2000 as EX-10.E.2)

(w) Contract. "Agreement on Supply of Liquified Petroleum Gas", March 18, 1996 (filed Form 10SB-A2, 3/20/2000 as EX-10.E.3)

(x) Employment Agreement Albert N. Figueroa 1999 (filed as Ex-3.vi
3/21/2000)

All of the exhibits listed above have been filed previously with the forms and on the dates indicated.

There are no new exhibits for this filing.

(b) Reports on Form 8-K

None

                                       SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Signature                        Title                          Date

/s/Daniel J. Mendez              President                   April 1, 2002
Daniel J. Mendez

/s/Albert N. Figueroa            Secretary/Treasurer         April 1, 2002
Albert N. Figueroa

/s/ Deng Shan                    Chairman                    April 1, 2002
Deng Shan